Subsequent Events	3 Months Ended
Sep. 30, 2020
Subsequent Events [Abstract]
Subsequent Events

Note 8 - Subsequent Events

Issuance of Common Stock

On October 30, 2020, we issued 5,000,000 shares of Akerna common stock in a public offering for net proceeds after offering costs of approximately $11.0 million dollars.

MagicTech Lawsuit

On December 4, 2020, TechMagic USA LLC filed suit against our wholly-owned subsidiary, Solo, in Massachusetts Superior Court, Department Business Litigation, seeking recovery of up to approximately $1.07 million for unpaid invoices pursuant to a Master Services Agreement dated February 5, 2018 by and between TechMagic and Solo.

Convertible Debt Waivers

On December 23, 2020, we entered into waivers with all the holders of the outstanding senior secured convertible notes, pursuant to which we and the holders, separately and not jointly, agreed to waive certain terms and conditions of the convertible notes as follows:

●	The holders irrevocably waived the last sentence of Section 8(a) of the notes requiring that all installment amounts payable under the notes prior to April 1, 2021 be paid in cash pursuant to installment redemptions. We may now elect, in its sole discretion, to pay installment amounts under the notes prior to April 1, 2021, by issuing shares of common stock pursuant to installment conversions or by paying cash pursuant to installment redemptions, in each case in accordance with the existing terms of the notes.

●

We irrevocably waived the prohibition on acceleration of installment amounts in Section 8(e) of the notes solely in relation to the installment amount for January 4, 2021, to permit the holders to accelerate the January 4, 2021 installment amount, in whole or in part, to one or more acceleration dates from December 24, 2020 through to and including January 4, 2021, as elected by each holder pursuant to Section 8(e) of the notes.

●	We and the holders agreed that we may irrevocably waive the installment scheduled principal amount for any installment date by setting forth in the installment notice for that installment date an installment amount greater than the installment scheduled principal amount due and payable on the next installment date. Each holder may then consent to all or a portion of such increased installment amount for such installment date by written confirmation no later than 4:00 p.m. New York time on the trading day immediately prior to such installment date. Any increased amount for an installment amount above the installment scheduled principal amount for such installment date will reduce the principal amount under the notes.

●	In relation to the January 4, 2021 installment amount, we delivered installment notices to the holders increasing the installment amount for January 4, 2021, in the aggregate, by $2,062,500.

Lease Settlement

On January 7, 2021, we issued 101,705 shares of common stock to a private party in exchange for the termination of a long-term lease agreement.